THIS NOTE HAS BEEN ISSUED WITH "ORIGINAL ISSUE DISCOUNT" FOR U.S. FEDERAL INCOME TAX PURPOSES. THE ISSUER WILL MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE: (1) THE ISSUE PRICE AND ISSUE DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE, (3) THE YIELD TO MATURITY OF THE NOTE, AND (4) ANY OTHER INFORMATION REQUIRED TO BE MADE AVAILABLE BY U.S. TREASURY REGULATIONS UPON RECEIVING A WRITTEN REQUEST FOR SUCH INFORMATION AT THE FOLLOWING ADDRESS: 810 ANDREWS AVENUE, DELRAY BEACH, FLORIDA 33843.

NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $605,000.00
Purchase Price: $550,000.00
Original Issue Discount: $55,000.00

Issue Date: April 17, 2018

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, **ETHEMA HEALTH CORPORATION**, a Colorado corporation ("**Ethema**"), **ETHEMA CLINIC MUSKOKA INC.**, an Ontario corporation ("**ECM**"), and **SEASTONE DELRAY HEALTHCARE, LLC**, a Florida limited liability company ("**SDH**," and together with Ethema, ECM, hereinafter called the "**Borrower**"), hereby promises to pay to the order of **LEONITE CAPITAL, LLC**, a Delaware limited liability company, or registered assigns (the "**Holder**") the principal sum of $605,000.00 (the "**Principal Amount**"), together with interest on the unpaid Principal Amount at the rate of six and one-half percent (6.5%) per annum (the "**Stated Rate**"), on the date set forth below or upon acceleration or otherwise, as set forth herein (the "**Note**"). In addition to the Stated Rate of interest which is paid monthly, the Borrower shall pay additional interest (the "Additional Interest") in the amount of two percent (2%) of the funded Principal Amount. The Additional Interest shall accrue from the Issue Date and shall be paid on the Maturity Date. The maturity date shall be twenty-one (21) days (the "**Term**") from the Issue Date (the "**Maturity Date**"). The Principal Amount, as well as any accrued and unpaid interest and other fees shall be due and payable in accordance with the payment terms set forth in Article I herein. This Note may not be prepaid in whole or in part except as otherwise explicitly set forth herein. Any

amount of principal or interest on this Note, which is not paid by the Maturity Date, shall bear interest at the rate of eighteen percent (18%) per annum from the due date thereof until the same is paid ("**Default Interest**"). Interest shall commence accruing on the date hereof and shall be computed on the basis of a 365-day year and the actual number of days elapsed. All payments due hereunder (to the extent not converted into Ethema's common stock (the "**Common Stock**") in accordance with the terms hereof) shall be made in lawful money of the United States of America. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date.

This Note carries an original issue discount of $55,000.00 to cover the Holder's legal fees, accounting fees, due diligence fees, monitoring, and/or other transactional costs incurred in connection with the purchase and sale of the Note, which is included in the Principal Amount of this Note. Thus, the purchase price of this Note shall be $550,000.00.

It is further acknowledged and agreed that the Principal Amount owed by Borrower under this Note shall be increased by the amount of all expenses incurred by the Holder relating to the issuance of this note and conversion of this Note into shares of Common Stock. All such expenses shall be deemed added to the Principal Amount hereunder to the extent such expenses are paid by the Holder.

This Note shall be a senior secured obligation of the Borrower, with first priority over all current and future Indebtedness (as defined below) of the Borrower as provided for herein, subject to the qualification set forth in the following sentence. Solely with respect to that certain first priority security interest in certain collateral of Ethema held by Pace Savings and Credit Union Limited ("**Pace**"), such security interest shall be a second priority security interest. The obligations of the Borrower under this Note are secured pursuant to the terms of the following agreements dated December 1, 2017: the security and pledge agreement (the "**Security and Pledge Agreement**") by and among the Borrower, and certain subsidiaries and affiliates of the Borrower, and the Holder, and the general security agreement by and between ECM and the Holder (the "**General Security Agreement**"); and such security interest includes but is not limited to all of the assets of the Borrower and such subsidiaries and affiliates.

This Note is issued by the Borrower to the Holder pursuant to the terms of that certain Securities Purchase Agreement, dated as of December 1, 2017, as amended as of March 29 2018, and as further amended as of the date hereof (the "**Purchase Agreement**"). Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Purchase Agreement. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. As used herein, the term "Trading Day" means any day that shares of Common Stock are listed for trading or quotation on the OTCQB (as defined in the Purchase Agreement).

This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Ethema and will not impose personal liability upon the holder thereof.

The following additional terms shall also apply to this Note:

ARTICLE I. PAYMENTS

1.1 Payments. The Principal Amount, as well as any accrued and unpaid interest and other fees, shall be due and payable on the Maturity Date.

ARTICLE II. CONVERSION RIGHTS

2.1 Conversion Right. The Holder shall have the right at any time at the Holder's option to convert all or any part of the outstanding and unpaid Principal Amount and accrued and unpaid interest of this Note into fully paid and non-assessable shares of Common Stock or any shares of capital stock or other securities of Ethema into which such Common Stock shall hereafter be changed or reclassified (each, a "**Conversion Share**") at the conversion price (the "**Conversion Price**") determined as provided herein (a "**Conversion**"); provided, however, that in no event shall the Holder be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of Ethema subject to a limitation on conversion or exercise analogous to the limitations contained herein, and, if applicable, net of any shares that may be deemed to be owned by any person not affiliated with the Holder who has purchased a portion of the Note from the Holder) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived (up to a maximum of 9.99%) by the Holder upon, at the election of the Holder, not less than 61 days' prior notice to Ethema, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the "**Notice of Conversion**"), delivered to Ethema by the Holder in accordance with Section 2.4 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to Ethema before 6:00 p.m., New York, New York time on such conversion date (the "**Conversion Date**"). The term "**Conversion Amount**" means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder's option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date plus (3) at

the Holder's option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2) plus (4) the Holder's expenses relating to a Conversion, which expenses shall be set at $2,000 for the Holder's initial conversion of the Note and $300 for each of any subsequent conversions, plus (5) at the Holder's option, any amounts owed to the Holder pursuant to Sections 2.3 and 2.4(g) hereof.

2.2 Conversion Price.

(a) Calculation of Conversion Price. The Conversion Price shall be, at the option of the Holder, (i) $0.06 (the "**Fixed Conversion Price**") (subject to adjustment as further described herein) or (ii) 80% (the "**Conversion Price Discount**") multiplied by the price per share paid by the investors in a subsequent Equity Financing (as defined herein) of Ethema, *provided, however*, that upon any Event of Default (as defined herein) under this Note, the Conversion Price shall be equal to the lowest of: (i) the Fixed Conversion Price, (ii) 60% multiplied by the average of the lowest three trade prices of the Common Stock during the twenty (20) consecutive Trading Day period immediately preceding the Trading Day that the Company receives a Notice of Conversion, and (iii) a discount to market based on subsequent financings with other investors. For the avoidance of doubt, an "**Equity Financing**" shall mean Ethema's sale of its Common Stock or any securities conferring the right to purchase Ethema's Common Stock or securities convertible into, or exchangeable for (with or without additional consideration), Ethema's Common Stock.

(b) Fixed Conversion Price Adjustments.

(1) Stock Dividends and Stock Splits. If Ethema, at any time while this Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of Ethema, then the Fixed Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of Ethema) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event.

(2) Fundamental Transaction. If, at any time while this Note is outstanding, (i) Ethema effects any merger or consolidation of Ethema with or into another person, (ii) Ethema effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by Ethema or another person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) Ethema effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "**Fundamental Transaction**"), then, upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of 1 share of Common Stock (the "**Alternate Consideration**"). For

purposes of any such conversion, the determination of the Fixed Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of 1 share of Common Stock in such Fundamental Transaction, and Ethema shall apportion the Fixed Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.

(3) Anti-dilution Adjustment. If at any time while this Note is outstanding, Ethema sells or grants (or has sold or granted, as the case may be) any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for or otherwise entitled the any person or entity the right to acquire shares of Common Stock at an effective price per share that is lower than the then Fixed Conversion Price (such lower price, the "**Base Conversion Price**" and such issuances, collectively, a "**Dilutive Issuance**") (it being agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Fixed Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance, and the Base Conversion Price shall then be adjusted to equal the lowest of such issuance price), then the Fixed Conversion Price shall be reduced to a price equal the Base Conversion Price as it may be adjusted as provided for above. Such adjustment shall be made whenever such Common Stock or other securities are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 2.2(b)(4) in respect of an Exempt Issuance. For purposes of this Section 2.2(b)(4) an "**Exempt Issuance**" means an issuance of shares (i) reserved as employee shares described under Ethema's option pool now or created in the future, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by Ethema's Board of Directors (the "**Board**"), provided, however, that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of Ethema and shall provide to Ethema additional benefits in addition to the investment of funds, but shall not include a transaction in which Ethema is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement or debt financing from a bank or similar financial institution approved by the Board; or (iv) shares with respect to which the Holder waives its anti-dilution rights granted hereby. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 2.2(b)(4) shall be calculated as if all such securities were issued at the initial closing.

(4) Notice to the Holder. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 2.2(b), Ethema shall within two (2) business days deliver to the Holder a notice setting forth the Fixed Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

2.3 Authorized Shares. Ethema covenants that during the period the conversion right exists, Ethema will reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note and exercise of the Warrants. Ethema is required at all times to have authorized and reserved five (5) times the number of shares that is actually issuable upon full conversion of the Note (based on the Conversion Price of the Note in effect from time to time, which, if cannot be determined shall be estimated in good faith by Ethema) (the "**Reserved Amount**"). The Reserved Amount shall be increased from time to time in accordance with Ethema's obligations hereunder. Ethema represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. In addition, if Ethema shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Note shall be convertible at the then current Conversion Price, Ethema shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Note. Ethema (i) acknowledges that it has irrevocably instructed its transfer agent by letter, a copy of which is attached hereto as Exhibit B to issue certificates for the Common Stock issuable upon conversion of this Note and exercise of the Warrants, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

If, at any time Ethema does not maintain the Reserved Amount it will be considered an Event of Default under Section 3.2 of the Note.

2.4 Method of Conversion.

(a) Mechanics of Conversion. Subject to Section 2.1, this Note may be converted by the Holder in whole or in part, at any time on or after the Maturity Date, by (A) submitting to Ethema a Notice of Conversion (by facsimile, e-mail or other reasonable means of communication dispatched on the Conversion Date prior to 6:00 p.m., New York, New York time) and (B) subject to Section 2.4(b), surrendering this Note at the principal office of Ethema.

(b) Surrender of Note Upon Conversion. Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to Ethema unless the entire unpaid principal amount of this Note is so converted. The Holder and Ethema shall maintain records showing the principal amount so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and Ethema, so as not to require physical surrender of this Note upon each such conversion. In the event of any dispute or discrepancy, such records of Ethema shall, *prima facie*, be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note represented by this Note may be less than the amount stated on the face hereof.

(c) Payment of Taxes. Ethema shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock or

other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and Ethema shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder's account) requesting the issuance thereof shall have paid to Ethema the amount of any such tax or shall have established to the satisfaction of Ethema that such tax has been paid.

(d) Delivery of Common Stock Upon Conversion. Upon receipt by Ethema from the Holder of a facsimile transmission or e-mail (or other reasonable means of communication) of a Notice of Conversion meeting the requirements for conversion as provided in this Section 2.4, Ethema shall issue and deliver or cause to be issued and delivered to or upon the order of the Holder certificates for the Common Stock issuable upon such conversion within three (3) business days after such receipt (the "**Deadline**") (and, solely in the case of conversion of the entire unpaid principal amount hereof, surrender of this Note) in accordance with the terms hereof.

(e) Obligation of Borrower to Deliver Common Stock. Upon receipt by Ethema of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless Ethema defaults on its obligations under this Article II, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, Ethema's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of Ethema to the holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to Ethema, and irrespective of any other circumstance which might otherwise limit such obligation of Ethema to the Holder in connection with such conversion. The Conversion Date specified in the Notice of Conversion shall be the Conversion Date so long as the Notice of Conversion is received by Ethema before 6:00 p.m., New York, New York time, on such date.

(f) Delivery of Common Stock by Electronic Transfer. In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided Ethema is participating in the Depository Trust Company ("**DTC**") Fast Automated Securities Transfer ("**FAST**") program, upon request of the Holder and its compliance with the provisions contained in Section 2.1 and in this Section 2.4, Ethema shall use its best efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("**DWAC**") system.

(g) Failure to Deliver Common Stock Prior to Deadline. Without in any way limiting the Holder's right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline (other than a failure due to the circumstances described in Section 2.3 above, which failure shall be governed by such Section) Ethema shall pay to the Holder $1,000

per day in cash, for each day beyond the Deadline that Ethema fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to Ethema by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. Ethema agrees that the right to convert is a valuable right to the Holder, and as such, Ethema will not take any actions to hamper, delay or prevent any Holder conversion of the Note. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly, the parties acknowledge that the liquidated damages provision contained in this Section 2.4(g) are justified.

2.5 Concerning the Shares. The shares of Common Stock issuable upon conversion of this Note may not be sold or transferred unless (i) such shares are sold pursuant to an effective registration statement under the Act or (ii) Ethema or its transfer agent shall have been furnished with an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (iii) such shares are sold or transferred pursuant to Rule 144 under the Act (or a successor rule) ("**Rule 144**") or (iv) such shares are transferred to an "**affiliate**" (as defined in Rule 144) of Ethema who agrees to sell or otherwise transfer the shares only in accordance with this Section 2.5 and who is an Accredited Investor. Except as otherwise provided (and subject to the removal provisions set forth below), until such time as the shares of Common Stock issuable upon conversion of this Note have been registered under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, each certificate for shares of Common Stock issuable upon conversion of this Note that has not been so included in an effective registration statement or that has not been sold pursuant to an effective registration statement or an exemption that permits removal of the legend, shall bear a legend substantially in the following form, as appropriate:

> **"NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES."**

The legend set forth above shall be removed and Ethema shall issue to the Holder a new certificate therefore free of any transfer legend if (i) Ethema or its transfer agent shall have received an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Common Stock may be made without registration under the Act, which opinion shall be accepted by Ethema so that the sale or transfer is effected or (ii) in the case of the Common Stock issuable upon conversion of this Note, such security is registered for sale by the Holder under an effective registration statement filed under the Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold. In the event that Ethema does not accept the opinion of counsel provided by the Holder with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, at the Deadline, it will be considered an Event of Default pursuant to Section 4.2 of the Note.

2.6 Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder's allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of this Note shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by Ethema to comply with the terms of this Note. Notwithstanding the foregoing, if a Holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Deadline with respect to a conversion of any portion of this Note for any reason, then (unless the Holder otherwise elects to retain its status as a holder of Common Stock by so notifying Ethema) the Holder shall regain the rights of a Holder of this Note with respect to such unconverted portions of this Note and Ethema shall, as soon as practicable, return such unconverted Note to the Holder or, if the Note has not been surrendered, adjust its records to reflect that such portion of this Note has not been converted. In all cases, the Holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Conversion Default Payments pursuant to Section 2.3 to the extent required thereby for such Conversion Default and any subsequent Conversion Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Section 2.3) for Ethema's failure to convert this Note.

2.7 No Shorting. Neither the Holder nor any affiliate of the Holder shall execute any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) of Common Stock at any time while this note is outstanding.

ARTICLE III. RANKING, CERTAIN COVENANTS AND POST CLOSING OBLIGATIONS

3.1 Commitment Shares. Promptly following the date hereof, Ethema shall issue to the Holder a number of restricted shares of the Common Stock (the "**Commitment Shares**") equal to the Principal Amount of the Note.

3.2 Warrants. Promptly following the date hereof, Ethema shall issue to the Holder warrants (the "**Warrants**") exercisable for that number of shares of Common Stock equal to 100% of the number of shares of Common Stock it would receive upon conversion of the Principal Amount

of the Note at the Conversion Price. The Warrants shall have a term of five (5) years, be exercisable at a price of $0.10 per share and shall contain full-ratchet anti-dilution protection provisions.. Notwithstanding the foregoing, no exercise adjustment shall be made with respect to any issuance of (a) shares of Common Stock and options to officers, employees, or directors of Ethema prior to and after the Closing Date, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Note, provided that such securities and any term thereof have not been amended since the date of this Note to increase the number of such securities or to decrease the issue price, exercise price, exchange price or conversion price of such securities, (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of Ethema, provided that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of Ethema and shall be intended to provide to Ethema substantial additional benefits in addition to the investment of funds, but shall not include a transaction in which Ethema is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued or issuable pursuant to this Note or the Warrants, or any agreement entered into in connection therewith, or upon exercise or conversion of any such securities.

3.3 Distributions on Capital Stock. So long as the Borrower shall have any obligation under this Note, the Borrower shall not without the Holder's written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions that comply with Section 3.7 below.

3.4 Restrictions on Variable Rate Transactions. So long as Ethema shall have any obligation under this Note and unless approved by the Holder, Ethema and each subsidiary shall not enter into an agreement to effect any sale of securities involving, or convert any securities previously issued under, a Variable Rate Transaction. The term "**Variable Rate Transaction**" means a transaction in which Ethema or any subsidiary (i) issues or sells any convertible securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such convertible securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such convertible securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Ethema or the subsidiary, as the case may be, or the market for the Common Stock, other than pursuant to a customary "weighted average" anti-dilution provisions, or (ii) enters into any agreement (including, without limitation, an "equity line of credit" or an "at-the-market offering") whereby Ethema or any subsidiary may sell securities at a future determined price (other than standard and customary "preemptive" or "participation" rights). The Holder shall be entitled to obtain injunctive relief against Ethema and its Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

3.5 Restrictions on Certain Transactions. So long as the Borrower shall have any obligation under this Note and unless approved by the Holder, the Borrower shall not (a) change the nature of its business; or (b) sell, divest, change the structure of any material assets of the Borrower or any subsidiary other than in the ordinary course of business.

3.6 Sale of Subsidiary Assets. Should Ethema sell any Subsidiary or material assets of any Subsidiary, Ethema shall use the net proceeds of any such sale to repay the Note; provided, however, that in the event such Subsidiary or material asset is secured under the Pace loan to the Ethema's wholly owned subsidiary, Cranberry Cove Holdings Ltd. (the "**CCH Loan**"), Ethema shall use the net proceeds first, to repay its outstanding debt to Pace under the CCH Loan, and second, to repay the Note.

3.7 Restriction on Stock Repurchases. So long as the Borrower shall have any obligation under this Note, Ethema shall not without the Holder's written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of Ethema or any warrants, rights or options to purchase or acquire any such shares; except for the repurchase of shares at a nominal price in connection with rights under an agreement with an employee or consultant of the Borrower whose shares have been forefeited as a result of such employee or consultant's ceasing to provide services to the Borrower.

3.8 Use of Proceeds. The Borrower agrees to use the proceeds of the Balance Tranche of the Note for the following: first, to pay off all variable rate convertible debt, second, to pay off all existing convertible debt, and third, as a down payment for an acquisition of an addiction center facility.

3.9 Ranking and Security. The obligations of the Borrower under this Note shall constitute a first priority security interest and rank senior with respect to any and all Indebtedness existing prior to or incurred as of or following the Issue Date, except that solely with respect to that certain first priority security interest in certain collateral of Ethema held by Pace, such security interest shall be a second priority security interest. The obligations of the Borrower under this Note are secured pursuant to the Security and Pledge Agreement and the General Security Agreement. So long as the Borrower shall have any obligation under this Note, the Borrower shall not (directly or indirectly through any subsidiary or affiliate) incur or suffer to exist or guarantee any Indebtedness that is senior to or pari passu with (in priority of payment and performance) the Borrower's obligations hereunder. As used herein, the term "**Indebtedness**" means (a) all indebtedness of the Borrower for borrowed money or for the deferred purchase price of property or services, including any type of letters of credit, but not including deferred purchase price obligations in place as of the Issue Date or obligations to trade creditors incurred in the ordinary course of business, (b) all obligations of the Borrower evidenced by notes, bonds, debentures or other similar instruments, (c) purchase money indebtedness hereafter incurred by the Borrower to finance the purchase of fixed or capital assets, including all capital lease obligations of the Borrower which do not exceed the purchase price of the assets funded, (d) all guarantee obligations of the Borrower in respect of obligations of the kind referred to in clauses (a) through (c) above that the Borrower would not be permitted to incur or enter into, and (e) all obligations of the kind referred to in clauses (a) through (d) above that the Borrower is not permitted to incur or enter into that are secured and/or unsecured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be

secured and/or unsecured by) any lien or encumbrance on property (including accounts and contract rights) owned by the Borrower, whether or not the Borrower has assumed or become liable for the payment of such obligation.

ARTICLE IV. EVENTS OF DEFAULT

It shall be considered an event of default if any of the following events listed in this Article IV (each, an "**Event of Default**") shall occur; *provided, however,* that, except in the case of the Events of Default listed in Sections 4.1, 4.2, 4.7, 4.10, 4.14 or 4.20 below, the Borrower shall be have five (5) business days to cure such Event of Default unless a lesser number of days is required pursuant to the provisions of this Article IV:

4.1 Failure to Pay Principal or Interest. The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

4.2 Conversion and the Shares. Ethema fails to reserve a sufficient amount of shares of common stock as required under the terms of this Note (including Section 1.3 of this Note)(and such breach continues for a period of five (5) days), fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, Ethema directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for three (3) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of Ethema to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by Ethema to its transfer agent. If at the option of the Holder, the Holder advances any funds to Ethema's transfer agent in order to process a conversion, such advanced funds shall be paid by Ethema to the Holder within five (5) business days of a demand from the Holder, either in cash or as an addition to the balance of the Note, and such choice of payment method is at the discretion of Ethema.

4.3 Breach of Covenants. Ethema, or the relevant related party, as the case may be, breaches any material covenant, post-closing obligation or other material term or condition contained in this Note, or in the related Purchase Agreement, Security and Pledge Agreement, General Security Agreement, Affidavit of Confession of Judgment, Term Sheet or any other collateral documents (together, the "**Transaction Documents**") and such breach continues for a period of ten (10) days.

4.4 Breach of Representations and Warranties. Any representation or warranty of the Borrower made herein or in any agreement, statement or certificate given pursuant hereto or in connection herewith, shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note and the other Transaction Documents.

4.5 Receiver or Trustee. Except with respect to Blue Dog Holdings LLC and its wholly owned subsidiaries, Delray Recovery Center, LLC, Behavioral Health Innovations, LLC and Alternatives in Treatment, LLC, companies one or more of which Ethema may acquire with the proceeds of this Note, Ethema or any subsidiary of Ethema shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed.

4.6 Judgments. Any money judgment, writ or similar process shall be entered or filed against Ethema or any subsidiary of Ethema or any of its property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of twenty (20) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

4.7 Bankruptcy. Except with respect to Blue Dog Holdings LLC and its wholly owned subsidiaries, Delray Recovery Center, LLC, Behavioral Health Innovations, LLC and Alternatives in Treatment, LLC, companies one or more of which Ethema may acquire with the proceeds of this Note, bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Ethema or any subsidiary of Ethema. With respect to any such proceedings that are involuntary, Borrower shall have a 45 day cure period.

4.8 Delisting of Common Stock. If at any time on or after the date in which Ethema's Common Stock is listed or quoted on the OTCQB or an equivalent U.S. replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT, Ethema shall fail to maintain the listing or quotation of the Common Stock on the OTCQB or an U.S. equivalent replacement exchange, the Nasdaq Global Market, the Nasdaq Capital Market, the New York Stock Exchange, or the NYSE MKT.

4.9 Failure to Comply with the Exchange Act. Ethema shall fail to comply with the reporting requirements of the Exchange Act (including but not limited to becoming delinquent in its filings), and/or Ethema shall cease to be subject to the reporting requirements of the Exchange Act.

4.10 Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

4.11 Cessation of Operations. Any cessation of operations by the Borrower or the Borrower admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Borrower's ability to continue as a "going concern" shall not be an admission that the Borrower cannot pay its debts as they become due.

4.12 Maintenance of Assets. The failure by Borrower to maintain any intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future), to the extent that such failure would result in a material adverse condition or material adverse change in or affecting the business operations, properties or financial condition of Ethema or any of its subsidiaries (a "**Material Adverse Effect**").

4.13 Financial Statement Restatement. Ethema restates any financial statements filed by Ethema with the Securities and Exchange Commission (the "**SEC**") for any date or period from two years prior to the Issue Date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Holder with respect to this Note.

4.14 Failure to Execute Transaction Documents or Complete the Transaction. The failure of the Borrower to execute any of the Transaction Documents or to complete the transaction for the full Principal Amount of the Note, as contemplated by the Purchase Agreement.

4.15 Replacement of Transfer Agent. In the event that Ethema appoints a transfer agent and thereafter replaces its transfer agent, and Ethema fails to provide prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Borrower and Ethema.

4.16 DTC "Chill." The DTC places a "chill" (i.e. a restriction placed by DTC on one or more of DTC's services, such as limiting a DTC participant's ability to make a deposit or withdrawal of the security at DTC) on any of Ethema's securities.

4.17 Illegality. Any court of competent jurisdiction issues an order declaring this Note, any of the other Transaction Documents or any provision hereunder or thereunder to be illegal.

4.18 DWAC Eligibility. In addition to the Event of Default in Section 3.16, the Common Stock is otherwise not eligible for trading through the DTC's Fast Automated Securities Transfer or *Deposit/Withdrawal at Custodian* programs.

4.19 Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Borrower of any covenant or other term or condition contained in any of the other financial instrument, including but not limited to all promissory notes, currently issued, or hereafter issued, by the Borrower, to the Holder or any other 3rd party (the "**Other Agreements**"), after the passage of all applicable notice and cure or grace periods, that results in a Material Adverse Effect shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled to apply all rights and remedies of the Holder under the terms of this Note by reason of a default under said Other Agreement or hereunder.

4.20 Variable Rate Transactions. Without the prior approval of the Holder, Ethema (i) enters into a Variable Rate Transaction (as defined below) (ii) issues shares of Common Stock (or convertible securities or purchase rights) pursuant to an equity line of credit of the Borrower or otherwise in connection with a Variable Rate Transaction (whether now existing or entered into in

the future) or (iii) adjusts downward the "floor price" at which shares of Common Stock (or convertible securities or purchase rights) may be issued under an equity line of credit or otherwise in connection with a Variable Rate Transaction (whether now existing or entered into in the future).

Subject to applicable cure periods specifically provided for herein, upon the occurrence and during the continuation of any Event of Default specified in this Article IV, exercisable through the delivery of written notice to the Borrower by the Holder (the "**Default Notice**") (provided, however, that no Default Notice need be provided by the Holder and no notice and no cure period shall apply in the case of the Events of Default specified in Sections 4.1, 4.2, 4.7, 4.10, 4.14 or 4.20 above), this Note shall become immediately due and payable and the Borrower shall pay to the Holder, in full satisfaction of its obligations hereunder, an amount (the "Default Amount") equal to the Principal Amount then outstanding plus accrued interest (including any Default Interest) through the date of full repayment. Holder may, in its sole discretion, determine to accept payment part in Common Stock and part in cash. For purposes of payments in Common Stock, the conversion formula set forth in Section 2.2 shall apply. Upon an uncured Event of Default, (i) all amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived by the Borrower, together with all costs, including, without limitation, legal fees and expenses, of collection, (ii) the Holder shall be entitled to the Commitment Shares, the Warrants and liquidated damages in an amount equal to the outstanding principal amount of the Note, (iii) the Borrower shall promptly assign all Borrower receivables to the Holder and (iv) the Holder shall be entitled to exercise all other rights and remedies available at law or in equity, including, without limitation, those set forth below. Upon an Event of Default specified in Section 4.14 above, a liquidated damages charge equal to the 25% of the outstanding Principal Amount will be assessed and will become immediately due and payable to the Holder, either in the form of a cash payment or as an addition to the balance of this Note.

Upon the occurrence and during the continuation of an Event of Default specified in Section 4.1 of this Note, and in addition to any other right or remedy of the Holder hereunder, under the Purchase Agreement or otherwise at law or in equity, the Borrower hereby irrevocably authorizes and empowers Holder or its legal counsel, each as the Borrower's attorney-in-fact, to appear ex parte and without notice to the Borrower to confess judgment against the Borrower for the unpaid amount of this Note as evidenced by the Affidavit of Confession of Judgment signed by the Borrower as of the Issue Date and to be completed by the Holder or its counsel pursuant to the foregoing power of attorney (which power is coupled with an interest), a copy of which is attached as Exhibit C hereto (the "**Affidavit**"). The Affidavit shall set forth the amount then due hereunder, plus attorney's fees and cost of suit, and to release all errors, and waive all rights of appeal. The Borrower waives the right to contest Holder's rights under this Article IV, including without limitation the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing right and power to confess judgment will be deemed to exhaust such power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, and such power shall continue undiminished and may be exercised from time to time as the Holder may elect until all amounts owing on this Note have been paid in full.

ARTICLE V. MISCELLANEOUS

5.1 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any

single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

5.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, facsimile, or electronic mail addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, upon electronic mail delivery, or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Borrower, to:

ETHEMA HEALTH CORPORATION
810 Andrews Avenue
Delray, Florida 33843
Attn: Shawn E. Leon, CEO
e-mail:

If to the Holder:

LEONITE CAPITAL, LLC
1 Hillcrest Center Dr., Suite 232
Spring Valley, NY 10977
ATTN: Avi Geller
e-mail: avi@leonitecap.com

5.3 Amendments. This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "**Note**" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

5.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the Securities Act of 1933, as amended).

5.5 Cost of Collection. If default is made in the payment of this Note, the Borrower shall pay the Holder hereof costs of collection, including reasonable attorneys' fees.

5.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts located in Rockland County, New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. **THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTIONS CONTEMPLATED HEREBY.** The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

5.7 Certain Amounts. Whenever pursuant to this Note the Borrower is required to pay an amount in excess of the outstanding principal amount (or the portion thereof required to be paid at that time) plus accrued and unpaid interest plus Default Interest on such interest, the Borrower and the Holder agree that the actual damages to the Holder from the receipt of cash payment on this Note may be difficult to determine and the amount to be so paid by the Borrower represents stipulated damages and not a penalty and is intended to compensate the Holder in part for loss of the opportunity to convert this Note and to earn a return from the sale of shares of Common Stock acquired upon conversion of this Note at a price in excess of the price paid for such shares pursuant to this Note. The Borrower and the Holder hereby agree that such amount of stipulated damages is not plainly disproportionate to the possible loss to the Holder from the receipt of a cash payment without the opportunity to convert this Note into shares of Common Stock.

5.8 Remedies. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note will be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of

this Note and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

5.9 Usury. To the extent it may lawfully do so, the Borrower hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any action or proceeding that may be brought by the Holder in order to enforce any right or remedy under this Note. Notwithstanding any provision to the contrary contained in this Note, it is expressly agreed and provided that the total liability of the Borrower under this Note for payments which under New York law are in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the "**Maximum Rate**"), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums which under New York law in the nature of interest that the Borrower may be obligated to pay under this Note exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by New York law and applicable to this Note is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to this Note from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Borrower to the Holder with respect to indebtedness evidenced by this Note, such excess shall be applied by the Holder to the unpaid principal balance of any such indebtedness or be refunded to the Borrower, the manner of handling such excess to be at the Holder's election.

5.10 Section 3(a)(10) Transactions. If at any time while this Note is outstanding, the Borrower enters into a transaction structured in accordance with, based upon, or related or pursuant to, in whole or in part, Section 3(a)(10) of the Securities Act of 1933, as amended, then a liquidated damages charge of 25% of the outstanding principal balance of this Note at that time, will be assessed and will become immediately due and payable to the Holder, either in the form of cash payment or as an addition to the balance of the Note, as determined by mutual agreement of the Borrower and Holder.

5.11 Terms of Future Financings. Except with respect to a future issuance of securities the proceeds of which are used to repay this Note in full, so long as this Note is outstanding, upon any issuance by Ethema or any of its subsidiaries of any security with any term reasonably believed by Holder to be more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to the Holder in this Note, Ethema shall notify the Holder of such additional or more favorable term. At the Holder's option, such more favorable term or condition shall become a part of the Transaction Documents with the Holder. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

5.12 Registration Rights. Within 90 days following the closing of the Holder's purchase of this Note, Ethema shall file a resale registration statement with the SEC registering all shares issuable upon conversion of this Note. Additionally, Ethema shall include on the next registration

statement Ethema files with SEC (or on the subsequent registration statement if such registration statement is withdrawn) all shares issuable upon conversion of this Note. Failure to comply with either of these provisions shall result in liquidated damages of 25% of the outstanding principal balance of this Note, but not less than Fifteen Thousand and No/100 United States Dollars ($15,000), being immediately due and payable to the Holder at its election in the form of cash payment or addition to the balance of this Note. In the event there is a conflict between these provisions and the registration rights provisions set forth in the Purchase Agreement, the provisions in the Purchase Agreement shall control.

5.13 Participation Rights. In the event Ethema proposes to offer and sell its securities in an Equity Financing, the Lender shall have the right, but not the obligation, to participate in the purchase of the securities being offered in such Equity Financing up to an amount equal to one hundred percent (100%) of aggregate principal amount of the Notes to be purchased by the Holder pursuant to the terms of the Purchase Agreement, until the earliest of (i) the Maturity Date, (ii) the date that the Note and all accrued but unpaid interest shall have been repaid in full, and (iii) the closing date of an Equity Financing in which all, or any remaining portion, of the outstanding principal amount of the Note along with accrued but unpaid interest shall have been converted, in full, into, and on the same terms as, the securities being offered in such Equity Financing.

5.14 Right of First Refusal. If at any time while this Note is outstanding, the Borrower has a bona fide offer of capital or financing from any 3rd party that the Borrower intends to act upon, then the Borrower must first offer such opportunity to the Holder to provide such capital or financing to the Borrower on the same terms as each respective 3rd party's terms. Should the Holder be unwilling or unable to provide such capital or financing to the Borrower within 10 Trading Days from Holder's receipt of written notice of the offer (the "**Offer Notice**") from the Borrower, then the Borrower may obtain such capital or financing from that respective 3rd party upon the exact same terms and conditions offered by the Borrower to the Holder, which transaction must be completed within 60 days after the date of the Offer Notice. If the Borrower does not receive the capital or financing from the respective 3rd party within 60 days after the date of the respective Offer Notice, then the Borrower must again offer the capital or financing opportunity to the Holder as described above, and the process detailed above shall be repeated. The Offer Notice must be sent via electronic mail to avi@leonitecap.com.

[signature page to follow]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer.

ETHEMA HEALTH CORPORATION

By: ______________________

Name: Shawn E. Leon

Title: Chief Executive Officer

ETHEMA CLINIC MUSKOKA INC.

By: ______________________

Name:

Title:

SEASTONE DELRAY HEALTHCARE, LLC

By: ______________________

Name:

Title:

EXHIBIT A -- NOTICE OF CONVERSION

The undersigned hereby elects to convert $____________________principal amount of the Note (defined below) into that number of shares of Common Stock to be issued pursuant to the conversion of the Note ("Common Stock") as set forth below, of ETHEMA HEALTH CORPORATION, a Colorado corporation (the "Borrower") according to the conditions of the senior secured convertible note of the Borrower dated as of April 17, 2018 (the "Note"), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

Box Checked as to applicable instructions:

[ ] The Borrower shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

Name of DTC Prime Broker: Account Number:

[ ] The undersigned hereby requests that the Borrower issue a certificate or certificates for the number of shares of Common Stock set forth below (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

LEONITE CAPITAL, LLC

____

____

e-mail: ____________________

Date of Conversion: ____________
Applicable Conversion Price: $____________
Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Note: ____________
Amount of Principal Balance Due remaining Under the Note after this conversion: ____________

LEONITE CAPITAL, LLC

By:______________________________
Name:____________________________
Title:_____________________________
Date: _____________________________

EXHIBIT B – TRANSFER AGENT IRREVOCABLE RESERVE LETTER

EXHIBIT C -- AFFIDAVIT OF CONFESSION OF JUDGMENT

AMENDMENT NO. 2
TO
SECURITIES PURCHASE AGREEMENT

AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT, dated April 17, 2018 (this "**Amendment**"), by and between **ETHEMA HEALTH CORPORATION**, a Colorado corporation ("**Ethema**"), **ETHEMA CLINIC MUSKOKA INC.**, an Ontario corporation ("**ECMI**"), and **SEASTONE DELRAY HEALTHCARE, LLC**, a Florida limited liability company ("**Seastone**" and together with Ethema and ECMI, the "**Company**"), and **LEONITE CAPITAL LLC**, a Delaware limited liability company (the "**Purchaser**).

RECITALS

A. The parties have previously entered into that certain Securities Purchase Agreement, dated as of December 1, 2017 (the "**Purchase Agreement**") and amended pursuant to that certain Amendment No 1 dated March 29, 2018.

B. The Company has requested, and the Purchaser has agreed to fund an additional $550,000 to the Company on or about the date hereof and the Company has agreed to issue to the Purchaser a new Note (the "**New Note**") in the form of **Exhibit A** to this Amendment in consideration for such additional funding.

C. The Parties desire to amend the Purchase Agreement to reflect the acquisition by the Purchaser of the New Note.

D. Pursuant to Section 8.6 of the Purchase Agreement, the Purchase Agreement may be amended by the parties only by the written consent of the Company and the Purchaser.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to the following:

1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement, as applicable.

2. Deliverables. On the date hereof, the Purchaser is acquiring from the Company the New Note and the Parties shall deliver or cause to be delivered to each other the following documents:

(a) The Company shall deliver to the Purchaser an executed copy of the New Note.

(b) The Company shall deliver to the Purchaser a Confession of Judgment in the form of **Exhibit B** to this Amendment.

(c) The Company shall cause Shawn E. Leon to deliver to the Purchaser a Personal Guarantee in the form of **Exhibit C** to this Amendment.

(d) The Company shall immediately deliver instruct its transfer agent to deliver to the Purchaser 605,000 shares of its Common Stock as Commitment Shares for entering into this Amendment.

(e) The Company is to deliver to the Purchaser a Warrant in the form of **Exhibit D** to this Amendment.

(f) The company is to effect a transfer of 20% of the membership interests of Seastone to Leonite Capital LLC. Leonite shall be granted the right to appoint a manager to Seastone. The Amendment to the Operating Agreement is attached hereto in **Exhibit E** to this amendment. **In the event that the Amendment to the Operating Agreement is not attached hereto, the Company agrees to execute the document immediately at the request of the Purchaser when presented with the Amendment to the Operating Agreement. Failure to execute the document when requested shall be an event of default under the Note.**

(g) The Purchaser is delivering to the Company $550,000 in cash by wire transfer of immediately available funds to a bank account previously specified by the Company to the Purchaser.

3. Representations and Warranties. The representations and warranties of the Parties that are set forth in the Purchase Agreement are hereby incorporated by reference. Each Party reaffirms and represents again to the other Parties all of such representations and warranties as of the date hereof as if set forth herein in full.

4. Covenants and Agreements. Each covenant and agreement made by the Company to the Purchaser under the Purchase Agreement is incorporated herein by this reference and shall apply equally to the New Note as it applies to other Notes issued under the Purchase Agreement. For the avoidance of doubt, the Registration Rights provided for in Section 5.9 of the Purchase Agreement shall apply to the shares underlying the New Note, the additional Commitment Shares referred to in Section 2(d) and the shares underlying the Warrant referred to in Section 2(e).

5. Use of Proceeds. The Company shall use the proceeds from the sale of the New Note for an extension on its Purchase of the 5400 East Ave. West Palm Beach property, a good faith deposit to a prospective lender, and general working capital purposes.

6. Security Interest. The Company hereby grants to the Purchaser the existing and continuing security interest originally granted to the Purchaser under the Purchase Agreement with respect to the New Note as and to the same extent as such security interest applies to the existing Notes and the Security and Pledge Agreement and all other documents reflecting such existing security interest shall apply equally to the New Note.

7. Effect of Amendment. Except as amended as set forth above, the Purchase Agreement shall continue in full force and effect.

8. Counterparts. This Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, *e.g.*, www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8. Governing Law. This Agreement shall be governed by the internal law of the State of New York and the courts of Rockland County.

[*Remainder of Page Intentionally Left Blank*]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Purchase Agreement as of the date first written above.

COMPANY:

ETHEMA HEALTH CORPORATION

By:____________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

ETHEMA CLINIC MUSKOKA INC.

By:____________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

SEASTONE DELRAY HEALTHCARE, LLC

By:____________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Address:
810 Andrews Avenue
Delray beach, Florida 33483

PURCHASER:

LEONITE CAPITAL LLC

By:____________________________
Name:
Title:

Address:
1 Hillcrest Center Dr, Suite 232
Spring Valley, NY 10977

EXHIBIT A

New Note

(See Attached)

EXHIBIT B

Confession of Judgment

(See Attached)

EXHIBIT C

Personal Guarantee

(See Attached)

EXHIBIT D

Warrant

(See Attached)

EXHIBIT E

Amendment to Operating Agreement of Seastone Delray Healthcare, LLC

(See Attached)

PERSONAL GUARANTY

THIS **PERSONAL GUARANTY** ("**Guaranty**"), dated as ofApril 17, 2018, is made by Shawn E. Leon, an individual (the "**Guarantor**"), in favor of Leonite Capital, LLC, a Delaware limited liability company (the "**Lender**") (together with the Guarantor, the "**Parties**").

WITNESSETH:

WHEREAS, Lender is making a loan (the "**Loan**") to Ethema health Corporation, a Colorado corporation ("**Ethema**"), Ethema Clinic Muskoka Inc., an Ontario corporation ("**ECMI**"), and Seastone Delray Healthcare, LLC, a Florida limited liability company ("**Seastone**" and together with Ethema and ECMI, the "**Borrower**"), in the amount of $605,000.00. The Loan is being made pursuant to a securities purchase agreement, by and between Lender and Borrower, dated as of December 1, 2017, amended as of March 29, 2018 and further amended as of the date hereof (as the same may be amended or modified from time to time, the "**Loan Agreements**"), and is evidenced by that certain senior secured convertible promissory note in the original principal amount of $605,000.00 (the "**Note**"), issued by the Borrower to the Lender (as the same may be amended, replaced, renewed, extended or otherwise modified from time to time).

WHEREAS, as a condition to making the Loan and accepting the Note Lender has required that Guarantor execute and deliver this Guaranty. Guarantor is willing to execute and deliver this Guaranty for the express and intended purpose of inducing Lender to make the Loan and accept the Note.

WHEREAS, Guarantor acknowledges that it expects to benefit from Lender's making of the Loan and acceptance of the Note because of Guarantor's relationship with Borrower and that it is executing this Guaranty in consideration of that anticipated benefit.

NOW, THEREFORE, in order to induce the Lender to make the Loan to the Borrower and accept the Note, and in consideration thereof, the foregoing recitals, as well as mutual covenants contained herein, the Parties hereby agrees as follows:

1. Guaranty. Guarantor hereby absolutely and unconditionally guarantees to Lender and its successors and assigns the payment of the entire principal balance of the Loan, all accrued interest thereon and all costs and expenses incurred by Lender, including without limitation, the costs and expenses of Lender's outside counsel, in connection with the enforcement of Borrower's obligations under the Note (the "**Obligations**"), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Obligations as a primary obligor and that it shall fully perform each and every term and provision hereof.

2. Guaranty Absolute; Unsecured Recourse Obligations.

(a) The Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with the terms of the Note and the Loan Agreements, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of any of the Loan Agreements;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the Loan Agreements, including, without limitation, changes in the terms of disbursement of the Loan proceeds or repayment thereof, modifications, extensions (including extensions beyond and after the original term) or renewals of payment dates, changes in interest rate or the advancement of additional funds by the Lender in its discretion;

(iii) any exchange, release or non perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Obligations or the Guarantor in respect of this Guaranty.

(b) Notwithstanding any termination of this Guaranty or the cancellation of the Note or any other agreement evidencing the Obligations, if at any time any payment of any of the Obligations (from any source) is rescinded, repaid or must otherwise be returned by the Lender (i) due to or upon the insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or (ii) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

(c) Notwithstanding anything herein or in any Loan Agreements to the contrary, the obligations of Guarantor hereunder are unsecured recourse obligations of Guarantor. Without limiting the generality of the foregoing, none of the Guarantor's obligations under or pursuant to this Guaranty shall be secured by the lien of the Deeds of Trust or any of the other Loan Agreements.

3. Subrogation. As a material inducement to Lender's agreement to make the Loan and in view of the fact that Guarantor could be considered an "insider" as defined in Section 101 of the United States Bankruptcy Code, Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against Borrower that arises from the existence or performance of Guarantor's obligations under this Guaranty or any of the other Loan Agreements, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of Lender against Borrower or any collateral security which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. An agreement between Guarantor and Borrower which is in any respect contrary to the foregoing shall be null and void and of no force or effect. If any amount shall be paid to Guarantor in violation of the preceding sentences and the Obligations shall not have been fully paid or performed, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, Lender, and shall forthwith be paid to Lender to be credited and applied upon the Obligations, whether matured or un-matured, in accordance with the terms of the Loan Agreements.

4. Guaranty Independent; Waivers.

(a) The Guarantor agrees that:

(i) The Obligations hereunder are independent of and in addition to the undertakings of the Borrower pursuant to the Loan Agreements, any evidence of indebtedness issued in connection therewith, any deed of trust or security agreement given to secure the same, any other guaranties given in connection with the Loan and any other obligations of the Guarantor to the Lender,

(ii) A separate action may be brought to enforce the provisions hereof whether the Borrower is a party in any such action or not,

(iii) The Lender may at any time, or from time to time to the extent that such is permited by the terms of the Loan, in its sole discretion (A) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the Obligations; (B) exchange, release and/or surrender all or any of the collateral security, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Lender in connection with all or any of the Obligations; (C) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, in the manner permitted by law and after giving any notice which may be required, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by the Lender upon all or any of the Obligations; and (D) settle or compromise with the Borrower, and/or any other person liable thereon, any and all of the Obligations, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to the Lender and/or any other person or corporation, and

(iv) The Lender shall be under no obligation to marshal any assets in favor of the Guarantor or in payment of any or all of the Obligations.

(b) The Guarantor hereby waives:

(i) Presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Obligations and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon the Guarantor;

(ii) any right to require the Lender to (A) proceed against the Borrower, (B) proceed against or exhaust any security held from the Borrower, or (C) pursue any remedy in the Lender's power whatsoever;

(iii) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower other than full payment of the Obligations;

(iv) any defense it may acquire by reason of the Lender's election of any remedy against it or the Borrower or both, including, without limitation, election by the Lender to exercise its rights under the power of sale provisions set forth in the Loan Agreements;

Without limitation on the generality of the foregoing, if applicable, Guarantor waives (i) all rights and defenses arising out of an election of remedies by the Lendor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of law or otherwise, and (ii) all rights and defenses that the Guarantor may have because Borrower's debt to Lender is secured by real property. This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledges by Borrower; and (b) if Lender forecloses on any real property collateral pledged by Borrower, the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that Guarantor may have because Borrower's debt is secured by real property.

5. Does Not Supersede Other Guaranties. The obligations of the Guarantor hereunder shall be in addition to any obligations of the Guarantor under any other guaranties, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of the Guarantor to the Lender shall at all times be deemed to be the aggregate liability of the Guarantor under the terms of this Guaranty.

6. Representations And Warranties. The Guarantor hereby represents and warrants as follows:

(a) Validity of Guaranty.

(i) The execution, delivery and performance by the Guarantor of this Guaranty (A) has received all necessary governmental approvals, and (B) will not violate any provision of law, any order of any court or agency of government, or any indenture, agreement or any other instrument to which the Guarantor is a party, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets.

(ii) This Guaranty, when delivered to the Lender, will constitute a legal, valid and binding obligation enforceable against the Guarantor in accordance with its terms.

(b) Financial Statements.

(i) All financial statements and data that have been given to the Lender by the Guarantor with respect to the Guarantor, including, but not limited to, the Personal Financial Statement signed by the Guarantor, (A) are complete and correct in all material respects as of the date given; and (B) accurately present the financial condition of the Guarantor on each date as of which the same have been furnished.

(ii) There has been no adverse change in the financial condition or operations of the Guarantor since the date of the most recent financial statement given to the Lender with respect to the Guarantor.

(c) Other Arrangements. The Guarantor is not a party to any agreement or instrument materially and adversely affecting the Guarantor's present or proposed business, properties or assets, or operations or conditions (whether financial or otherwise); and the Guarantor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which the Guarantor is a party.

(d) Litigation. There is not now pending against or affecting the Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition or operations of the Guarantor.

(e) Taxes. The Guarantor has filed all national, state, provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

7. Affirmative Covenants. The Guarantor covenants and agrees that, so long as any part of the Note shall remain unpaid, the Guarantor will, unless the Lender shall otherwise consent in writing:

(a) Taxes Affecting the Guarantor. File all tax returns required to be filed by it under the laws of any jurisdiction in which Guarantor does business or is otherwise required to file tax returns and pay before the same become delinquent all taxes that become due pursuant to such returns or pursuant to any assessments received by it.

(b) Compliance with Law. Promptly and faithfully comply in all material respects with all laws, ordinances, rules, regulations and requirements, both present and future, of every duly constituted governmental authority or agency having jurisdiction that may be applicable to it.

(c) Litigation or Adverse Conditions. Promptly notify Lender in writing of any litigation, action, suit or proceeding at law or in equity or by or before any administrative agency, or any other adverse condition, affecting Guarantor.

8. Amendments. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

9. Notices. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so stated, be in writing, and if not so in writing shall not be deemed to have been given, and be either (i) personally served, or (ii) sent by a nationally recognized commercial overnight service that provides a receipt, (iii) sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid in a securely enclosed and sealed envelope, sent to the following addresses, or (iv) via electronic mail:

(a) If to the Guarantor, addressed to:

Shawn E. Leon

____
____
____
E-mail:

(b) If to the Lender, addressed to:

Leonite Capital, LLC
1 Hillcrest Center Dr., Suite 232
Spring Valley, NY 10977
E-mail: avi@leonitecap.com

Such addresses may be changed from time to time by written notice to the other parties given in the same manner.

10. No Waiver; Remedies. No failure on the part of the Lender to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall the Lender be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

11. Continuing Guaranty; Transfer of Note. This Guaranty is a continuing guaranty and shall remain in full force and effect until payment and performance in full of the Loan and all other amounts payable under this Guaranty. The Lender may assign or otherwise transfer the Loan Agreements to any person, corporation, firm, partnership, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity (collectively, a "Person"), pursuant to the provisions of the Loan Agreements, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the Lender herein or otherwise.

12. Subordination. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Borrower to the Lender, and such indebtedness of the Borrower to the Guarantor shall, if the Lender so requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the Borrower to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

13. No Duty. The Guarantor assumes the responsibility for keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Obligations, and agrees that the Lender shall have no duty to advise the Guarantor of any information known to the Lender regarding any such financial condition or circumstances.

14. Waiver of Right To Trial By Jury. The Guarantor hereby waives any right to trial by jury with respect to any action or proceeding (i) brought by the Guarantor, the Borrower, the Lender or any other Person, relating to (A) the Note and/or any understandings or prior dealings between the parties hereto, (B) this Guaranty or (C) the Loan Agreements, or (ii) to which the Lender is a party. The Guarantor hereby agrees that this Guaranty constitutes a written consent to waiver of trial by jury, and the Guarantor does hereby constitute and appoint the Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, and the Guarantor does hereby authorize and empower the Lender, in the name, place and stead of the Guarantor, to file this Guaranty with the clerk or judge of any court of competent jurisdiction as a statutory written consent to waiver of trial by jury.

15. Bankruptcy of Borrower. Notwithstanding any modification, discharge or extension of the Obligations or any amendment, modification, stay or cure of the Lender's rights which may occur in any bankruptcy or reorganization case or proceeding concerning the Borrower, whether permanent or temporary, and whether assented to by the Lender, the Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Obligations and discharge its other obligations in accordance with the terms of the Obligations and the terms of this Guaranty in effect on the date hereof. The Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to the

Borrower. As an example and not in any way of limitation, a subsequent modification of the Obligations in any reorganization case concerning the Borrower shall not affect the obligation of the Guarantor to pay and perform the Obligations in accordance with their original terms.

16. Entire Agreement. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between the Guarantor and Lender, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

17. Governing Law. The validity of this Guaranty, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the state of New York as applied to contracts made and to be fully performed in such state, without regard to the conflicts of laws provisions thereof. Any action brought by either party against the other concerning the transactions contemplated by this Note shall be brought only in the state and/or federal courts located in Rockland County, New York. The parties to this Note hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*.

18. Attorney Fees. If either party hereto fails to perform any of its obligations under this Guaranty or if any dispute arises between the parties hereto concerning the meaning or interpretation of any provision of this Guaranty, then the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses incurred by the other party on account of such default and/or in enforcing or establishing its rights hereunder, including, without limitation, court costs and reasonable attorney fees and disbursements. Any such attorney fees and other expenses incurred by either party in enforcing a judgment in its favor under this Guaranty shall be recoverable separately from and in addition to any other amount included in such judgment, and such attorney fees obligation is intended to be severable from the other provisions of this Guaranty and to survive and not be merged into any such judgment.

19. Miscellaneous.

(a) This Guaranty is made for the sole protection and benefit of Lender and its successors and assigns, and no other person shall have any right of action hereon.

(b) If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(c) This Guaranty may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

(d) Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

(e) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Paragraph 6(b) above.

(f) Non-Default. Until the Note is satisfied in its entirety, Guarantor shall not enforce Guarantor's rights to any default under any loan made by Guarantor to the Company.

[Signature page to follow]

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

____
Shawn E. Leon

LENDER:

LEONITE CAPITAL, LLC

By:____________________________
Name:
Title:

ETHEMA

April 17, 2018

Pacific Stock Transfer
6725 Via Auti Parkway, Suite 300
Las Vegas, NV 89119

Re: Amended and Restated Irrevocable Transfer Agent Instructions

Ladies and Gentlemen:

Ethema Health Corporation, a Colorado corporation (the "**Company**") issued (i) that certain amended and restated senior secured convertible promissory note in the principal amount of $1,650,000 (the "**First Note**") to Leonite Capital LLC, a Delaware limited liability company (the "**Investor**"), on December 1, 2017, as amended, pursuant to the terms of that certain securities purchase agreement, dated December 1, 2017 (the "**First Agreement**"), (ii) that certain senior secured convertible promissory note in the principal amount of $330,000 (the "**Second Note**") to the Investor on March 12, 2018, pursuant to the terms of that certain securities purchase agreement, dated March 12, 2018 (the "**Second Agreement**") and (iii) that certain senior secured convertible promissory note in the principal amount of $165,000 (the "**Third Note**") and (iv) that certain senior secured convertible promissory note in the principal amount of $605,000 (the "**Fourth Note**") and together with the First Note, the Second Note and the Third Note, the "**Notes**"), pursuant to the terms of that Amendment No. 1 and No. 2 to the First Agreement, dated March 29, 2018 and April 17, 2018 respectively (the "**Amendments**" and together with the First Agreement and the Second Agreement, the "**Agreements**"). Further, (i) on December 1, 2017, the Company issued to the Investor that certain Five-year warrant to purchase the same number of shares of the Company's common stock as may be issued upon conversion of the First Note (the "**First Warrant**"), on March 12, 2018, the Company issued to the Investor that certain Five-year warrant to purchase the same number of shares of the Company's common stock as may be issued upon conversion of the Second Note (the "**Second Warrant**") and on March 29, 2018, the Company issued to the Investor that certain Five-year warrant to purchase the same number of shares of the Company's common stock as may be issued upon conversion of the Third Note (the "**Third Warrant**" and on April 27, 2018, the Company issued to the Investor that certain Five-year warrant to purchase the same number of shares of the Company's common stock as may be issued upon conversion of the Third Note (the "**Fourth Warrant**" and together with the prior Warrants, the "**Warrants**"), and (ii) agreed to issue to the Investor 1,650,000 shares of the Company's common stock (the "**First Commitment Shares**") as consideration for entering into the First Agreement, 330,000 shares of the Company's common stock (the "**Second Commitment Shares**") as consideration for entering into the Second Agreement, 165,000 shares of the Company's common stock (the "**Third Commitment Shares**" 605,000 shares of the Company's common stock (the "**Fourth Commitment Shares**" and together with the prior Commitment Shares, the "**Commitment Shares**") as consideration for entering into the Amendments.

A copy of the Amendments, the Third and Fourth Note and the Third and Fourth Warrant are attached hereto. The shares to be issued pursuant to the Notes and/or Warrants are to be registered in the names of the registered holder of the securities submitted for conversion or exercise, or its assignees as requested by the Investor, and the Commitment Shares are to be issued in the name of the Investor.

You are hereby irrevocably authorized and instructed to reserve a sufficient number of shares of common stock, Par value $0.01 per share (the "**Common Stock**"), of the Company (initially, 350,000,000 shares of common stock which should be held in reserve for the Investor pursuant to the Notes and Warrants) for issuance upon conversion of the Notes and/or exercise of the Warrants, in accordance with the terms thereof. The amount of Common Stock so reserved may be increased, from time to time, by written instructions of the Company or the Investor.

Any shares reserved in connection with the Notes may be utilized by the Investor to satisfy any conversion of any convertible note and/or exercise of any warrant, currently issued or issued in the future, by the Company to the Investor. Any shares reserved hereunder may be utilized by the Investor to satisfy the Company's obligations under the Agreements, the Notes, and/or the Warrants.

The 165,000 Third Commitment Shares and the 605,000 Fourth Commitment Shares should be issued to the Investor immediately and held in book entry form.

The shares to be issued upon conversion of the Notes or exercise of the Warrants shall be issued within one (1) business day of receipt of a notice of conversion with respect to the Notes and/or notice of exercise with respect to the Warrants (each a "**Issuance Notice**"). The ability to convert the Notes and exercise the Warrants in a timely manner is a material obligation of the Company pursuant to the Notes. The ability to exercise the Warrants in a timely manner is a material obligation of the Company pursuant to the Warrants. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company upon conversion of the Notes and/or exercise of the Warrants (without any restrictive legend) to the Investor at the request of the Investor **without any further action or confirmation by the Company**, in which the issuance shall be deducted first from available authorized shares of the Company , and if no unreserved shares remain, against the reserve , by either (i) electronically by crediting the account of a Prime Broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, provided that the Company has been made FAST/DRS eligible by DTCC (DWAC), or (ii) in certificated form (if electronic delivery is not possible at that time) without any legend which would restrict the transfer of the shares, and you should remove all stop-transfer instructions relating to such shares: (A) upon your receipt from the Investor dated within 90 days from the date of the issuance or transfer request, of: (i) an Issuance Notice executed by the Investor; and (ii) an opinion of counsel of the Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Investor pursuant to the Issuance Notice are not "restricted securities" as a result of an effective registration statement or pursuant to an applicable exemption (including but not limited to Section 4(a)(1) or Rule 144) and should be issued to the Investor without any restrictive legend; and (B) the number of shares to be issued is less than 9.99% of the total issued Common Stock of the Company. If an opinion from counsel is not provided, you are instructed and authorized to issue shares to the Investor as restricted and the associated certificate(s) should include the customary 144 restrictive legend.

The Company affirms that it has appropriately resolved to issue all required Common Stock to the Investor and hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of (i) the 165,000 Third Commitment Shares, and (ii) the Common Stock pursuant to any Issuance Notice received from the Investor.

The Investor and the Company understand that Pacific Stock Transfer (the "**Transfer Agent**") shall be required to perform any issuances or transfers of shares pursuant to this letter unless the respective issuance or transfer of shares is prohibited by a valid court order. If the Company informs you that there is a court order prohibiting such issuances, then the Company must provide you with a certified copy of such court order prior to the issuance deadline for the respective conversion.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith. You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing (irrevocable instructions) and does hereby extend the Company's irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. The Transfer Agent is hereby authorized and directed to promptly disclose to the Investor without any additional confirmation from the Company, after Investor's request from time to time, the total number of shares of Common Stock issued and outstanding, the total number of shares of Common Stock in the float, and the total number of shares of Common Stock that are authorized but unissued and unreserved. The Transfer Agent is also authorized to, without any additional confirmation from the Company, release any information you deem necessary towards the processing, clearing and settlement of the shares arising from this reservation, as well as effectuate a transfer of all or a portion of the shares of Common Stock reserved hereunder to any third party if directed to do so by Investor.

You are directed to not delay in processing any Conversion Notices owing to the fact that the Company is in arrears of its fees and other monies owed to your firm, and you acknowledge that you will not so delay any Conversion Notice processing. If at the time a Conversion Notice is delivered to your firm the Company is then in arrears to your firm, or has been placed on credit hold, Investor shall have the right as a condition to such processing to pre-pay the full cost of processing the Conversion Notice.

The Company agrees that in the event that the Transfer Agent resigns as the Company's transfer agent, the Company shall engage a suitable replacement transfer agent that will agree to serve as transfer agent for the Company and be bound by the terms and conditions of these Irrevocable Instructions within five (5) business days. The Company shall not terminate the Transfer Agent as the Company's transfer agent without a signed consent from the Investor.

This amended and restated irrevocable transfer agent instruction letter replaces and supersedes that certain irrevocable transfer agent instruction letter among the parties hereto dated March 12, 2018.

The Investor is intended to be and is a third-party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Investor.

[signature page to follow]

Very truly yours,

ETHEMA HEALTH CORPORATION

By: ______________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Acknowledged and Agreed:

PACIFIC STOCK TRANSFER

By: ______________________________
Name: ____________________________
Title: ____________________________

LEONITE CAPITAL LLC

By: ______________________________
Name: Avi Geller
Title: Chief Investment Officer

NEITHER THIS SECURITY NOR THE SECURITIES AS TO WHICH THIS SECURITY MAY BE EXERCISED HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

ETHEMA HEALTH CORPORATION

Warrant Shares: 10,083,333[1]
Date of Issuance: April 17, 2018 (**"Issuance Date"**)

This COMMON STOCK PURCHASE WARRANT (the "<u>Warrant</u>") certifies that, for value received (in connection with the issuance of the $605,000.00 senior secured convertible promissory note to the Holder (as defined below) of even date (the "**Note**"), Leonite Capital, LLC, a Delaware limited liability company (including any permitted and registered assigns, each a "**Holder**"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance hereof, to purchase from Ethema Health Corporation, a Colorado corporation (the "**Company**"), up to that number of shares of Common Stock equal to 100% of the number of shares of Common Stock it would receive upon conversion of the Principal Amount of the Note at the Conversion Price (the "**Warrant Shares**") (whereby such number may be adjusted from time to time pursuant to the terms and conditions of this Warrant) at the Exercise Price per share then in effect. This Warrant is issued by the Company as of the date hereof in connection with that certain Securities Purchase Agreement, dated as of December 1, 2017, and as amended as of the date hereof, by and between the Company and the Holder (the "**Purchase Agreement**").

Capitalized terms used in this Warrant shall have the meanings set forth in the Purchase Agreement unless otherwise defined in the body of this Warrant or in Section 13 below. For purposes of this Warrant, the term "**Exercise Price**" shall mean $0.10, subject to adjustment as provided herein (including but not limited to cashless exercise), and the term "**Exercise Period**" shall mean the period commencing on the Issuance Date and ending on 5:00 p.m. eastern standard time on the five-year anniversary thereof.

1. <u>EXERCISE OF WARRANT</u>.

(a) *Mechanics of Exercise*. Subject to the terms and conditions hereof, the rights represented by this Warrant may be exercised in whole or in part at any time or times during the Exercise Period by delivery of a written notice, in the form attached hereto as <u>Exhibit A</u> (the "**Exercise Notice**"), of the Holder's election to exercise this Warrant. The Holder shall not be required to deliver the original Warrant in order to effect an exercise

[1] Subject to adjustment based on the method to be applied for calculating the Conversion Price, to be determined by Holder at the time of exercise.

hereunder. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. On or before the third Trading Day (the "**Warrant Share Delivery Date**") following the date on which the Company shall have received the Exercise Notice, and upon receipt by the Company of payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which all or a portion of this Warrant is being exercised (the "**Aggregate Exercise Price**" and together with the Exercise Notice, the "**Exercise Delivery Documents**") in cash or by wire transfer of immediately available funds (or by cashless exercise, in which case there shall be no Aggregate Exercise Price provided), the Company shall (or direct its transfer agent to) issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares. If this Warrant is submitted in connection with any exercise and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 6) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

If the Company fails to cause its transfer agent to transmit to the Holder the respective shares of Common Stock by the respective Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise in Holder's sole discretion, and such failure shall be deemed an event of default under the Note.

If the Market Price of one share of Common Stock is greater than the Exercise Price and the Warrant Shares are not registered under an effective non-stale registration statement of the Company, the Holder may elect to receive Warrant Shares pursuant to a cashless exercise, in lieu of a cash exercise, equal to the value of this Warrant determined in the manner described below (or of any portion thereof remaining unexercised) by surrender of this Warrant and a Notice of Exercise, in which event the Company shall issue to Holder a number of Common Stock computed using the following formula:

$$X = \frac{Y(A-B)}{A}$$

Where X = the number of Shares to be issued to Holder.

Y = the number of Warrant Shares that the Holder elects to purchase under this Warrant (at the date of such calculation).

A = the Market Price (at the date of such calculation).

B = Exercise Price (as adjusted to the date of such calculation).

(b) *No Fractional Shares.* No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Warrant Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such

fraction a sum in cash equal to the product resulting from multiplying the then-current fair market value of a Warrant Share by such fraction.

(c) *Holder's Exercise Limitations.* The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to issuance of Warrant Shares upon exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation, as defined below. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, non-exercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or non-converted portion of any other securities of the Company (including without limitation any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this paragraph (d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this paragraph applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.

For purposes of this paragraph, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the request of a Holder, the Company shall within two Trading Days confirm to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "**Beneficial Ownership Limitation**" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. Upon no fewer than 61 days' prior notice to the Company, a Holder may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph and the provisions of this paragraph shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company and shall only apply to such Holder and no other Holder. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

2. ADJUSTMENTS. The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a) *Distribution of Assets.* If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "**Distribution**"), at any time after the issuance of this Warrant, then, in each such case:

(i) any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction (i) the numerator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (ii) the denominator of which shall be the Closing Sale Price of the shares of Common Stock on the Trading Day immediately preceding such record date; and

(ii) the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of shares of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i); provided, however, that in the event that the Distribution is of shares of common stock of a company (other than the Company) whose common stock is traded on a national securities exchange or a national automated quotation system ("**Other Shares of Common Stock**"), then the Holder may elect to receive a warrant to purchase Other Shares of Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Shares of Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i) and the number of Warrant Shares calculated in accordance with the first part of this clause (ii).

(b) Proportional Adjustments of Outstanding Stock and Stock Dividends. If the Company shall at any time or from time to time after the date hereof, issue additional shares of its Common Stock to all of its current stockholders on a pro rata basis or pay a stock dividend in shares of Common Stock, then the Exercise Price shall be proportionately adjusted. Any adjustments under this Section 2(b) shall be effective at the close of business on the date the stock split becomes effective or the date of payment of the stock dividend, as applicable. For the avoidance of doubt, this adjustment shall not apply when shares of outstanding Common Stock are merged proportionally across all stockholders to form a smaller number of outstanding shares.

(c) Anti-dilution Adjustment. If at any time while this Warrant is outstanding, the Company sells or grants (or has sold or granted, as the case may be) any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or has sold or issued, as the case may be, or announces any sale, grant or any option to purchase or other disposition), any Common Stock or other securities convertible into, exercisable for or otherwise entitled the any person or entity the right to acquire shares of Common Stock at an effective price per share that is lower than the then Exercise Price (such lower price, the "**Base Exercise Price**" and such issuances, collectively, a "**Dilutive Issuance**") (it being agreed that if the holder of the Common Stock or other securities so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance), then the Exercise Price shall be reduced to a price equal the Base Exercise Price, and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Such adjustment shall be made whenever such Common Stock or other securities are issued, except that with respect to Dilutive Issuances of $250,000 or less, in the aggregate, the Exercise Price shall be reduced by a number equal to 80% of the difference between the Exercise Price and the Base Exercise Price. Notwithstanding the foregoing, no adjustment will be made under this Section 2(c) in respect of an Exempt

Issuance. For purposes of this Section 2(c), an "**Exempt Issuance**" means an issuance of shares (i) reserved as employee shares described under the Company's option pool now or created in the future, (ii) shares issued for consideration other than cash pursuant to a merger, consolidation, acquisition, or similar business combination approved by the Company's Board of Directors (the "**Board**"), provided, however, that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities; (iii) shares issued pursuant to any equipment loan or leasing arrangement, real property leasing arrangement from a bank or similar financial institution approved by the Board; or (iv) shares with respect to which the Holder waives its anti-dilution rights granted hereby. In the event of an issuance of securities involving multiple tranches or closings, any adjustment pursuant to this Section 2(c) shall be calculated as if all such securities were issued at the initial closing.

3. FUNDAMENTAL TRANSACTIONS. If, at any time while this Warrant is outstanding, (i) the Company effects any merger of the Company with or into another entity and the Company is not the surviving entity (such surviving entity, the "**Successor Entity**"), (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or by another individual or entity, and approved by the Company) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property and the holders of at least 50% of the Common Stock accept such offer, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock) (in any such case, a "**Fundamental Transaction**"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive the number of shares of Common Stock of the Successor Entity or of the Company and any additional consideration (the "**Alternate Consideration**") receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event (disregarding any limitation on exercise contained herein solely for the purpose of such determination). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any Successor Entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to exercise such warrant into Alternate Consideration.

4. NON-CIRCUMVENTION. The Company covenants and agrees that it will not, by amendment of its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, for so long as this Warrant is outstanding, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common

Stock to provide for the exercise of the rights represented by this Warrant (without regard to any limitations on exercise).

5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, this Warrant, in and of itself, shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

6. REISSUANCE.

(a) *Lost, Stolen or Mutilated Warrant.* If this Warrant is lost, stolen, mutilated or destroyed, the Company will, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

(b) *Issuance of New Warrants.* Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant shall be of like tenor with this Warrant, and shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date.

7. TRANSFER.

(a) *Notice of Transfer.* The Holder agrees that, if practicable, it will give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder's intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company's counsel. If the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder thereof, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute the Assignment of Warrant attached hereto as Exhibit B and such other documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(b) If the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares, the Holder will limit its activities in respect to such transfer or disposition as are permitted by law.

(c) Any transferee of all or a portion of this Warrant shall succeed to the rights and benefits of the initial Holder of this Warrant under Sections 4.1 and 4.3 (subject, however, to the limitations set forth in Section 4.2), 4.4 and 4.5 of the Purchase Agreement (registration rights, expenses, and indemnity).

8. NOTICES. Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions contained in the Purchase Agreement. The Company shall provide the Holder with prompt written notice (i) immediately upon any adjustment of the Exercise Price, setting forth in reasonable detail, the calculation of such adjustment and (ii) at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution

upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any stock or other securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock or other property, pro rata to the holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9. AMENDMENT AND WAIVER. The terms of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

10. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts or federal courts located in New York. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon *forum non conveniens*. **THE BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY**. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

11. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12. No Shorting. Neither the Holder nor any affiliate of the Holder shall execute any short sale (as defined in Rule 200 of Regulation SHO under the Exchange Act) of Common Stock at any time while the Note is outstanding.

13. CERTAIN DEFINITIONS. For purposes of this Warrant, the following terms shall have the following meanings:

(a) "Nasdaq" means The Nasdaq Stock Market (www.Nasdaq.com).

(b) "Closing Sale Price" means, for any security as of any date, (i) the last closing trade price for such security on the Principal Market, as reported by Nasdaq, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, then the last trade price of such security prior to 4:00 p.m., New York time, as reported by Nasdaq, or (ii) if the foregoing does not apply, the last trade price of such security in the over-the-counter market for such security as reported by Nasdaq, or (iii) if no last trade price is reported for such security by Nasdaq, the average of the bid and ask prices of any market makers for such security as reported by the OTC Markets. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as

mutually determined by the Company and the Holder. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(c) "Common Stock" means the Company's common stock, and any other class of securities into which such securities may hereafter be reclassified or changed.

(d) "Common Stock Equivalents" means any securities of the Company that would entitle the holder thereof to acquire at any time Common Stock, including without limitation any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(e) "Principal Market" means the primary national securities exchange or over the counter market on which the Common Stock is then traded.

(f) "Market Price" means the highest traded price of the Common Stock during the thirty (30) Trading Days prior to the date of the respective Exercise Notice.

(g) "Trading Day" means (i) any day on which the Common Stock is listed or quoted and traded on its Principal Market, (ii) if the Common Stock is not then listed or quoted and traded on any national securities exchange, then a day on which trading occurs on any over-the-counter markets, or (iii) if trading does not occur on the over-the-counter markets, any Business Day.

* * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

ETHEMA HEALTH CORPORATION

By: ______________________________

Name: Shawn E. Leon

Title: Chief Executive Officer

EXHIBIT A

EXERCISE NOTICE

(To be executed by the registered holder to exercise this Common Stock Purchase Warrant)

THE UNDERSIGNED holder hereby exercises the right to purchase ________________ of the shares of Common Stock ("Warrant Shares") of Ethema Health Corporation, a Colorado corporation (the "Company"), evidenced by the attached copy of the Common Stock Purchase Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as (check one):

   ☐ a cash exercise with respect to ________________ Warrant Shares; or

   ☐ by cashless exercise pursuant to the Warrant.

2. Payment of Exercise Price. If cash exercise is selected above, the holder shall pay the applicable Aggregate Exercise Price in the sum of $________________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder ________________ Warrant Shares in accordance with the terms of the Warrant.

Date: ____________________________

____

(Print Name of Registered Holder)

By: ____________________________________

Name: __________________________________

Title: ___________________________________

EXHIBIT B

ASSIGNMENT OF WARRANT

(To be signed only upon authorized transfer of the Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ____________________ the right to purchase ______________ shares of common stock of Ethema Health Corporation, to which the within Common Stock Purchase Warrant relates and appoints __________________, as attorney-in-fact, to transfer said right on the books of Ethema Health Corporation with full power of substitution and re-substitution in the premises. By accepting such transfer, the transferee has agreed to be bound in all respects by the terms and conditions of the within Warrant.

Dated: ________________

____
(Signature) *

____
(Name)

____
(Address)

____
(Social Security or Tax Identification No.)

* The signature on this Assignment of Warrant must correspond to the name as written upon the face of the Common Stock Purchase Warrant in every particular without alteration or enlargement or any change whatsoever. When signing on behalf of a corporation, partnership, trust or other entity, please indicate your position(s) and title(s) with such entity.

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF ROCKLAND

-- X

LEONITE CAPITAL, LLC,

Plaintiff,

- against -

ETHEMA HEALTH CORPORATION,
ETHEMA CLINIC MUSKOKA INC.,
CRANBERRY COVE HOLDINGS LTD.,
SEASTONE DELRAY HEALTHCARE, LLC,
DELRAY ANDREWS RE, LLC, and
SHAWN E. LEON

Defendants.

-- X

Index No.

AFFIDAVIT OF CONFESSION OF JUDGMENT

STATE OF NEW YORK)
) ss.:
COUNTY OF ROCKLAND)

Shawn E. Leon and the Affiliates (defined below), being duly sworn, hereby depose and say:

1. I ("Leon") am the Chief Executive Officer of defendant ETHEMA HEALTH CORPORATION ("EHC"). ETHEMA CLINIC MUSKOKA INC. ("ECMI"), CRANBERRY COVE HOLDINGS LTD. ("CCH"), SEASTONE DELRAY HEALTHCARE, LLC ("Seastone") and DELRAY ANDREWS RE, LLC ("Delray" and together with ECMI, CCH and Seastone, the "Subsidiaries" and together with EHC, the "Affiliates") are wholly owned subsidiaries of EHC. As such, I, EHC and the Affiliates are fully familiar with all the facts and circumstances recited herein on personal knowledge. EHC, Seastone and Delray have their principal place of business at 810 Andrews Avenue, Delray Beach, Florida 33483, while ECMI and CCH have their principal place of business at 5734 Yonge Street, Suite 300, Toronto, Ontario M2M 4E7 Canada.

2. On behalf of myself and the Affiliates, I hereby confess judgment in favor of Leonite Capital, LLC ("Leonite"), having a principal place of business at 1 Hillcrest Center Drive suite 232 Spring Valley, NY 10977, in the amount of Six Hundred Five Thousand Dollars ($605,000), less any payments made on or after the date of this affidavit of confession of judgment (the "Confession of Judgment"), plus

interest that is accrued but unpaid under the Note (as defined herein), less any applicable adjustments, pursuant to the terms of the Note (as defined herein) and all applicable penalties under the Note, as further provided herein. In no event shall interest payable hereunder exceed the maximum permissible under applicable law.

3. This Confession of Judgment is for a debt justly due to Leonite from myself as guarantor and EHC and the other Affiliates, and I and the Affiliates hereby authorize the Supreme Court of the State of New York to enter judgment against me and the Affiliates, jointly and severally, in the amount of Six Hundred Five Thousand Dollars ($605,000), less any payments made on, prior to or after the date of this Confession of Judgment, plus interest pursuant to the terms of the Note, including a default interest rate of eighteen percent (24%) per annum on said amount from the date ofany default, all applicable penalties under the Note, plus the costs and attorneys' fees that are set forth below, upon the occurrence of an event of default under Section 4.1 (Failure to Pay Principal or Interest) of that certain senior convertible promissory note, in the original principal amount of Six Hundred Five Thousand Dollars ($605,000) issued by EHC and the other Affiliates to Leonite on April 17, 2018 (the "Note").

4. I have personally guaranteed the payment of all amounts due to Leonite under the Note and all obligations of the Affiliates to Leonite under the Note pursuant to that certain Personal Guarantee, dated April 17, 2018, between myself and Leonite (the "Personal Guarantee").

5. In order to secure these obligations, Leon and the Affiliates agreed to simultaneously deliver with the execution of the Note and the Personal Guarantee this Confession of Judgment. The Affiliates hereby authorize entry of a monetary judgment obtained pursuant to the Confession of Judgment in the New York State Supreme Court, Rockland County under the circumstances specified in paragraph 2 of this Confession of Judgment.

6. The sums confessed pursuant to this Confession of Judgment are justly due and owing to Leonite under the following circumstances: The Affiliates entered into that certain securities purchase agreement dated December 1, 2017 relating to the Note (the "Agreement") as amended by Amendment No. 1 thereto, dated March 29, 2018, the Note,other related agreements and further Amended by Amendment No. 2 thereto, dated April 17, 2018, and the Note and other related documents. The Agreement provides for

the issuance of the Note, and contains customary representations, warranties, and covenants.

7. Leon and the Affiliates agree to pay any and all costs and expenses incurred by Leonite in enforcing the terms of this Confession of Judgment that Leonite incurs or is billed for in connection with enforcing the terms of the Confession of Judgment, entering any Judgment, collecting upon said Judgment, and defending or prosecuting any appeals.

____
Shawn E. Leon, individually

Ethema Health Corporation

By:__________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Ethema Clinic Muskoka Inc.

By:__________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Cranberry Cove Holdings Ltd

By:__________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Seastone Delray Healthcare, LLC

By:__________________________
Name: Shawn E. Leon
Title: Chief Executive Officer

Delray Andrews RE, LLC

By:__________________________
Name: Shawn E. Leon
Title: Chief Executive Officer